                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                           Date of Report: MAY 9, 2003


                               BSD SOFTWARE, INC.
               (Exact Name of Registrant as Specified in Charter)


            FLORIDA                           0-27075                        1-1586472
            -------                           -------                        ---------
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification No.)
         incorporation)

                                   SUITE 300E
                            8500 MACLEOD TRAIL, S. E.
                        CALGARY, ALBERTA, CANADA T2H 2N1
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (403) 257-7090
                                                           --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         BSD Software entered into a Share Exchange Agreement (the "Agreement") dated October 23, 2002 with Triton Global Business Services, Inc. ("TGBSI") and four stockholders of TGBSI, who owned approximately 90% of the issued and outstanding shares (the "TGBSI Shareholders"). TGBSI is the sole shareholder of Triton Global Communications Inc. ("TGCI"), which is a provider of billings, clearing house and information management services to the telecommunications industry. Pursuant to the Agreement, on November 4, 2002, the TGBSI Shareholders exchanged their shares for an aggregate of 26,613,891 common shares of BSD Software at a par value $0.001 per share. In addition, an aggregate of 1,615,760 common shares were issued for nominal consideration to certain persons, principally shareholders of BSD Software, who owned shares of BSD Software prior to the share exchange.

         As a result of these transactions, TGBSI became a majority-owned subsidiary of BSD Software and the TGBSI Shareholders became the holders of 88.3% of the 30,123,251 common shares of BSD Software.

         In connection with the share exchange, Jeffrey Spanier, the President and sole employee and director of BSD Software, surrendered 4,000,000 shares of common stock, constituting 67.9% of the common stock which was issued and outstanding prior to the share exchange.

         The holders of the remaining 10% of TGBSI common shares will be offered the opportunity to exchange their shares for up to an additional 2,470,349 common shares of BSD Software. As a result, after such additional exchange a total of 32,593,600 common shares will be issued and outstanding, of which 29,084,240 shares will have been issued to the former shareholders of TGBSI and the former shareholders of TGBSI will own 89.2% of the issued and outstanding common shares. In connection with the contemplated additional exchange of shares, the four majority shareholders of TGBSI have agreed to return to BSD Software for cancellation, on a pro rata basis, that number of common shares as may be necessary such that when all shares of TGBSI are exchanged, the total number of common shares outstanding shall equal 32,593,600 shares plus any issuances of common shares after November 4, 2002. As the TGBSI Shareholders ultimately control BSD Software, TGBSI has been designated as the acquiror in the transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The audited financial statements of Triton Global Communications, Inc. for the years ended July 31, 2002 and 2001 are attached hereto as Attachment 7(a)(i) and are incorporated herein by this reference.

     The audited financial statements of TGBSI for the period ended July 31, 2002 are attached hereto as Attachment 7(a)(ii) and are incorporated herein by this reference.


         (b)      PRO FORMA FINANCIAL INFORMATION.

     The unaudited pro forma condensed consolidated financial statements of BSD Software are attached hereto as Attachment 7(b) and are incorporated herein by this reference. The unaudited pro forma condensed consolidated financial statements consist of a balance sheet as of October 31, 2002 and statement of operations for the three months ended October 31, 2002 and for the year ended July 31, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 23, 2003                            BSD SOFTWARE, INC.

                                                 By:      /S/ GUY FIETZ
                                                 --------------------------
                                                 Name:    Guy Fietz
                                                 Its:     President

                               ATTACHMENT 7(A)(I)

        AUDITED FINANCIAL STATEMENTS OF TRITON GLOBAL COMMUNICATIONS INC.
                   FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                             FINANCIAL STATEMENTS OF


                        TRITON GLOBAL COMMUNICATIONS INC.
                   FOR THE YEARS ENDED JULY 31, 2002 AND 2001

KPMG

                            1. KPMG LLP

              CHARTERED ACCOUNTANTS
              2000 - 1881 Scarth Street            Telephone (306) 791-1200
              Regina, SK   S4P 4K9                   Telefax (306) 757-4703

                                   WWW.KPMG.CA


INDEPENDENT AUDITORS' REPORT


To the Board of Directors

We have audited the accompanying balance sheets of Triton Global Communications Inc. as of July 31, 2002 and 2001, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triton Global Communications Inc. as of July 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered significant losses from operations and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



[REPRESENTATION OF SIGNATURE]

KPMG LLP


Chartered Accountants


Regina, Canada
May 16, 2003

[GRAPHIC OMITTED]

 KPMG LLP, a Canadian owned limited liability partnership established under the

  Laws of Ontario, is a member firm of KPMG International, a Swiss association.

TRITON GLOBAL COMMUNICATIONS INC.
Balance Sheets

As at July 31, 2002 and 2001

==================================================================================
(U.S. dollars)                                           2002             2001
----------------------------------------------------------------------------------
Assets
Current assets:
     Cash
                                                    $     129,165     $     7,629
     Short term investments (note 11)                      53,703               -
     Accounts receivable                                  625,582         271,387
     Prepaid expenses                                      34,257           1,170
---------------------------------------------------------------------------------
                                                          842,707         280,186
Prepaid software  (note 4)                                321,563               -
Property, plant and equipment (note 5)                    117,670          16,822
---------------------------------------------------------------------------------
                                                    $   1,281,940     $   297,008
=================================================================================
Liabilities and Stockholder's Equity
Current liabilities:
    Accounts payable and accrued liabilities
                                                    $   1,130,091     $   280,668
    Income taxes payable                                   62,473           7,220
    Due to shareholder (note 6)                            19,232          35,977
    Due to Triton Global Business Services Inc.            25,002              -
---------------------------------------------------------------------------------
                                                        1,236,798         323,865
Stockholder's equity:
      Authorized:
         10,000  Class A common  shares  without
         par value 10,000 Class B common
         shares  without  par value  10,000
         Class C  non-voting  common  shares
         without par value
      Issued 1 Class A share                                    1               1
    Retained earnings (deficit)                            45,522         (26,858)
    Accumulated comprehensive loss (note 7)                  (381)              -
----------------------------------------------------------------------------------
Commitments and contingency (notes 4 and 9)                45,142         (26,857)
----------------------------------------------------------------------------------
                                                    $   1,281,940     $   297,008
==================================================================================


See accompanying notes to financial statements.

On behalf of the Board:


---------------------------     Director


---------------------------     Director

TRITON GLOBAL COMMUNICATIONS INC.
Statements of Operations and Retained Earnings

For the years ended July 31, 2002 and 2001


================================================================================
(U.S. dollars)                                      2002             2001
--------------------------------------------------------------------------------
Revenue                                          $ 5,377,218    $   704,547

Cost of goods sold                                 4,579,023        513,426
--------------------------------------------------------------------------------
Gross profit                                         798,195        191,121

Selling and administrative expenses
      Advertising and promotion                       15,313          2,849
      Amortization                                    29,171         26,297
      Bank charges and interest                        5,840          2,485
      Office and miscellaneous                        27,652         14,696
      Payroll                                        249,739         44,489
      Professional fees                               56,429          8,501
      Rent                                            35,564          9,085
      Sales commissions                               61,627         30,728
      Training                                         7,519           --
      Travel and entertainment                        28,124          8,719
      Utilities                                       16,050          7,420
--------------------------------------------------------------------------------
                                                     533,028        155,269
--------------------------------------------------------------------------------
Income from operations                               265,167         35,852
Interest and rental income                             2,859             79
--------------------------------------------------------------------------------
Income before income taxes                           268,026         35,931
Income taxes (note 8)                                 74,972          7,220
--------------------------------------------------------------------------------
Net income                                           193,054         28,711
Retained earnings (deficit), beginning of year       (26,858)        51,424
Dividend                                            (120,674)      (106,993)
--------------------------------------------------------------------------------
Retained earnings (deficit), end of year         $    45,522    $   (26,858)
================================================================================


See accompanying notes to financial statements.

TRITON GLOBAL COMMUNICATIONS INC.
Statements of Cash Flows

For the years ended July 31, 2002 and 2001


=======================================================================================
(U.S. dollars)                                                  2002           2001
---------------------------------------------------------------------------------------
Cash flows from:

Operations:
    Net income
      $                                                         193,054    $  28,711
    Item not involving cash:
        Amortization                                             29,171       26,297
    Change in non-cash operating working capital:
        Accounts receivable                                    (354,195)    (266,616)
        Prepaid expenses                                        (33,087)      (1,170)
        Accounts payable and accrued liabilities                849,042      239,315
        Income taxes payable                                     55,253       (7,230)
--------------------------------------------------------------------------------------
                                                                739,238       19,307
Financing:
    Increase (decrease) in due to shareholder                   (16,745)      96,701
    Dividends paid                                             (120,674)    (106,993)
    Increase in due to Triton Global Business Services Inc.
                                                                 25,002         --
---------------------------------------------------------------------------------------
                                                               (112,417)     (10,292)
Investments:
    Prepaid software                                           (321,563)        --
    Purchase of property, plant and equipment                  (130,019)     (27,758)
    Short term investments (note 11)                            (53,703)        --
---------------------------------------------------------------------------------------
                                                               (505,285)     (27,758)
---------------------------------------------------------------------------------------
Increase (decrease) in cash position                            121,536      (18,743)
---------------------------------------------------------------------------------------
Cash position, beginning of year                                  7,629       26,372
---------------------------------------------------------------------------------------
Cash position, end of year                                    $ 129,165    $   7,629
---------------------------------------------------------------------------------------
Supplemental cash flow disclosure:
    Income taxes paid                                         $  19,719    $   1,158
---------------------------------------------------------------------------------------


See accompanying notes to financial statements.

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001


TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------


1.    DESCRIPTION OF BUSINESS:

      Triton Global Communications Inc. (the "Company"), incorporated under the Company Act of British Columbia, operates a billing platform for long distance telephone calls throughout North America and, to a lesser extent, other parts of the world. Although the Company is headquartered in Canada, the accompanying financial statements are expressed in United States dollars and in accordance with accounting principles generally accepted in United States of America because subsequent to year end, the Company was purchased by Triton Global Business Services Inc. whose parent is a United States Public Company.


2.    BASIS OF PRESENTATION - GOING CONCERN:

      These financial statements have been prepared on a going concern basis in accordance with United States generally accepted accounting principles. The going concern basis of presentation assumes that the Company will continue in operation for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. There is significant doubt about the appropriateness of the use of the going concern assumption because subsequent to the year end the Company incurred significant operating losses and has a significant working capital deficiency.

      The Company's ability to continue as a going concern is dependent upon management's ability to raise additional financing. Subsequent to year end, management has taken actions to reduce operating losses and is in the process of securing additional financing.

      The ability of the Company to continue as a going concern and to realize the carrying value of its assets and discharge its liabilities when due is dependent on the successful completion of the actions taken or planned, which management believes will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements. There is no certainty that these and other strategies will be sufficient to permit the Company to continue beyond July 31, 2003.

      The financial statements do not reflect adjustments that would be necessary if the "going concern" assumption were not appropriate. If the "going concern" basis was not appropriate for these financial statements, then adjustments would be necessary in the carrying value of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------


3.    SIGNIFICANT ACCOUNTING POLICIES:

      (a) Revenue recognition:

           Revenue is recognized at the time that calls are transferred to the clearing house for billing to customers. Provisions are recorded for management's estimate of calls which cannot be billed or collected.

      (b) Short term investments:

          Short term investments consist of term deposits and are stated at market value.

      (c) Income taxes:

           The Company uses the liability method of accounting for income taxes whereby deferred income tax assets and liabilities are recognized for temporary differences between the tax and accounting bases of assets and liabilities as well as for the benefit of tax loss carryforwards that are likely to be realized. Deferred income tax assets and liabilities are measured using enacted tax rates that are expected to be effective when recovered or settled. The net change in recorded deferred income tax assets and liabilities is recognized income in the period in which the change occurs including any change in applicable future tax rates.

           Deferred income tax assets are recognized only to the extent that, in the opinion of management, it is more likely than not that the deferred income tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates in the period that includes the date of the enactment or substantive enactment.

      (d) Property, plant and equipment:

           Property, plant and equipment are stated at cost. Amortization is provided using the following methods and annual rates:

----------------------------------------------------------------
Asset                                       Method          Rate
----------------------------------------------------------------

Office furniture and equipment   Declining balance           20%
Computer equipment               Declining balance           30%
Computer software                Declining balance          100%
Leasehold improvements               Straight line       5 years

----------------------------------------------------------------

Amortization is recorded at 50% of normal rates in the year of acquisition.

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------

      (e) Use of estimates:

           The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      (f) Translation of foreign currency:

           The functional currency of the Company is the Canadian dollar. The financial statements are reported in United States dollars and are translated to United States dollars at the exchange rates in effect at the balance sheet date for assets and liabilities and at average rates for the period for revenues and expenses. Resulting exchange differences are accumulated as a component of comprehensive income
           (loss).

      (g) Comprehensive income:

           Statement of Financial Accounting Standards No. 130, "REPORTING COMPREHENSIVE INCOME," (SFAS 130), requires that total comprehensive income be reported in the financial statements. Total comprehensive income is presented in Note 7.


4.    PREPAID SOFTWARE:

      During the year, the Company entered into agreements with two companies to develop software on the Company's behalf. The total cost of the software is $866,300 of which $321,563 was paid before year end. Once the system is implemented these costs will be transferred to property, plant and equipment and amortized in accordance with the Company's amortization policies.

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------


5. PROPERTY, PLANT AND EQUIPMENT:

=================================================================================
                                                                             2002
---------------------------------------------------------------------------------
                                               Cost       Accumulated    Net book
                                                         amortization      value
---------------------------------------------------------------------------------
      Office furniture and equipment    $   90,711   $         9,856  $    80,855
      Computer equipment                    32,709             6,293       26,416
      Computer software                     28,475            27,663          812
      Leasehold improvements                12,007             2,420        9,587

---------------------------------------------------------------------------------
                                        $  163,902   $        46,232  $   117,670
=================================================================================

===================================================================================
                                                                               2001
-----------------------------------------------------------------------------------
                                                         Accumulated      Net book
                                              Cost      amortization         value
-----------------------------------------------------------------------------------
      Office furniture and equipment    $    3,608   $           571  $       3,037
      Computer equipment                     3,268             1,357          1,911
      Computer software                     27,895            16,021         11,874

-----------------------------------------------------------------------------------
                                        $   34,771   $        17,949  $      16,822
-----------------------------------------------------------------------------------

6.    DUE TO SHAREHOLDER:

      Amounts due to shareholder are non-interest bearing and have no set terms for repayment.


7.    ACCUMULATED COMPREHENSIVE LOSS:

=========================================================================================
                                                                       2002         2001
-----------------------------------------------------------------------------------------
      Accumulated other comprehensive loss, beginning of period
                                                                  $      -        $   -
      Translation loss on foreign currency                            (381)           -

------------------------------------------------------------------------------------------
      Accumulated other comprehensive loss, end of period         $   (381)       $   -
==========================================================================================

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------
8.    INCOME TAXES:

      Income tax expense differs from the amount that would be computed by applying the Federal and provincial statutory income tax rates of 40.46% (2001 - 42.95%) to income before income taxes. The reasons for the differences are as follows:

===================================================================================================
                                                                                    2002      2001
---------------------------------------------------------------------------------------------------
      Income before income taxes                                              $  268,026  $  35,931
---------------------------------------------------------------------------------------------------
      Tax at the applicable rate                                              $  111,472  $  15,434

      Tax effect resulting from application of rate reduction for small
        business income                                                         (38,020)    (11,212)

      Other                                                                       1,520       2,998

---------------------------------------------------------------------------------------------------
                                                                              $   74,972  $   7,220
===================================================================================================


      There are no significant temporary differences between tax and accounting income.


9.    COMMITMENTS AND CONTINGENCY:

      As described in note 4 the Company is committed to the purchase of software over the next year amounting to $543,220.

      The Company leases its business premises and certain office equipment under operating leases. Total lease payments totalled $48,191 in 2002, and $5,289 in 2001. Future lease payments will aggregate $318,294 including the following amounts over the next five years:

====================================

      2003                $  77,351
      2004                   61,813
      2005                   58,929
      2006                   60,488
      2007                   59,713
-----------------------------------
                          $ 318,294
===================================

In the normal course of operations the Company becomes involved in various claims and litigation. While the final outcome with respect to claims and litigation pending at July 31, 2002 cannot be predicted with certainty, it is the opinion of management that their resolution will not have a material adverse effect on the Company's financial position or results of operations.

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------

10.   FINANCIAL INSTRUMENTS:

      The Company's financial instruments consist of cash, short term investments, accounts receivable, income tax payable, accounts payable and accrued liabilities, due to shareholder, and due to Triton Global Business Services Inc. The carrying value of these financial instruments approximate their fair value due to the immediate or short term maturity of these financial instruments.

      CREDIT RISK

      The Company is exposed to credit risk with respect to accounts receivable from its customers. The Company's accounts receivable balance is largely comprised of two significant customers that have strong credit ratings, however, loss of any of these customers or curtailment of purchases could have a material adverse affect on the Company's results of operations and financial condition.

      A majority of the Company's purchases are from one specific vendor.

      CURRENCY RISK

      In the normal course of business, the Company carries out a significant amount of its sales and purchases denominated in United States dollars. The Company is exposed to currency risks arising from fluctuations in foreign exchange rates.


11.   GUARANTEE:

      On June 4, 2002 the Company signed a letter of guarantee for $28,431 in favour of BCE Nexxia as collateral for certain operating liabilities. The expiry date of the letter of guarantee is June 4, 2003. The Company's short term investments have been pledged as collateral for this guarantee and are restricted in use for this purpose.


12.   SUBSEQUENT EVENTS:

      On October 22, 2002, the Company was acquired by Triton Global Business Services, Inc. ("TGBSI") and entered into a three year management agreement with the former shareholder Guy Fietz to act as Chief Executive Officer.

      On November 4, 2002 a 90% interest in the Company's parent, TGBSI, was purchased by BSD Software, Inc. through a share exchange agreement. BSD Software, Inc. is a U.S. Public company whose shares trade on the OTC:BB exchange.

      Subsequent to year end the Company borrowed $442,000 from a third party supplier in exchange for a promissory note. The note is payable on demand, bears interest at 9% per annum, and also has the guarantee of a shareholder pledged as collateral.

TRITON GLOBAL COMMUNICATIONS INC.
Notes to Financial Statements (continued)

For the years ended July 31, 2002 and 2001

--------------------------------------------------------------------------------


      As well, subsequent to year end, the Company entered into a general security agreement with TGBSI in which TGBSI is providing loans and advances to the Company in exchange for the right to the security of the Company's collateral. To April 30, 2003 amounts advanced amounted to $983,847.

                               ATTACHMENT 7(A)(II)

                      AUDITED FINANCIAL STATEMENTS OF TGBSI
                        FOR THE YEAR ENDED JULY 31, 2002

                      Financial Statements of


                      TRITON GLOBAL BUSINESS
                      SERVICES INC.
                      Period ended July 31, 2002

[REPRESENTATION OF LOGO]

KPMG



     KPMG LLP
     CHARTERED ACCOUNTANTS
     2000 - 1881 Scarth Street                         Telephone (306) 791-1200
     Regina, SK   S4P 4K9                                Telefax (306) 757-4703
        www.kpmg.ca




INDEPENDENT AUDITORS' REPORT


To the Board of Directors of Triton Global Business Services Inc.

We have audited the accompanying balance sheet of Triton Global Business Services Inc. (the "Company") as of July 31, 2002, and the related statements of operations and deficit, and cash flows for the three-month period then ended (note 1). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triton Global Business Services Inc. as of July 31, 2002, and the results of its operations and its cash flows for the three-month period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompany financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered significant losses and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


[REPRESENTATION OF OMITTED GRAPHIC]

KPMG LLP


Chartered Accountants


Regina, Canada
May 16, 2003

Regina, Canada
May 16, 2003


[GRAPHIC OMITTED]

      KPMG LLP, a Canadian owned limited partnership established under the

 Laws of Ontario, is a member firm of KPMG International, a Swiss association.

TRITON GLOBAL BUSINESS SERVICES INC.
Balance Sheet

July 31, 2002

-------------------------------------------------------------------------------
(U.S. dollars) 2002
-------------------------------------------------------------------------------

Assets

Current assets:
    Advances receivable (note 4)
      $                                                                  93,934

Investment in Triton Global Communications Inc. (note 5)                      1

-------------------------------------------------------------------------------
                                                                    $    93,935
-------------------------------------------------------------------------------
Liabilities and Stockholders' Deficiency

Current liabilities:
    Due to Wayside Solutions Inc. (note 6)
      $                                                                 331,652
    Advances from investors (note 7)                                    313,993
-------------------------------------------------------------------------------
                                                                        645,645

Stockholders' deficiency:
    Share capital (note 8)
    Authorized:
      Unlimited preferred shares
      Unlimited common shares
    Issued and outstanding - 5,682,755 common shares                    609,002
    Deficit                                                          (1,160,712)
-------------------------------------------------------------------------------
                                                                       (551,710)
-------------------------------------------------------------------------------
                                                                    $    93,935
===============================================================================

See accompanying notes to financial statements.


On behalf of the Board:


                                                 Director
--------------------------------------------


                                                 Director
--------------------------------------------

TRITON GLOBAL BUSINESS SERVICES INC.
Statement of Operations and Deficit

Three month period ended July 31, 2002

===============================================================================
(U.S. dollars) 2002
-------------------------------------------------------------------------------


 Incorporation costs
    $                                                                     1,264
 Writedown of investment in Triton Global Communications Inc.
    (note 5)                                                          1,159,448

-------------------------------------------------------------------------------
Net loss and deficit, end of period                                 $(1,160,712)
===============================================================================



See accompanying notes to financial statements.

TRITON GLOBAL BUSINESS SERVICES INC.
Statement of Cash Flows

Three month period ended July 31, 2002

===================================================================================
(U.S. dollars) 2002
-----------------------------------------------------------------------------------
Cash flows from:

Operations:
    Net loss
      $                                                                 (1,160,712)
    Item not involving cash:
        Writedown of investment in Triton Global Communications Inc.
                                                                         1,159,448
-----------------------------------------------------------------------------------
                                                                            (1,264)
Financing:
    Advances from investors                                                313,993
    Issuance of share capital for cash                                     612,598
    Share issuance costs                                                    (3,596)
    Increase in due to Wayside Solutions Inc.                              331,652
                                                                         1,254,647
-----------------------------------------------------------------------------------
Investments:
    Advances receivable                                                    (93,934)
    Purchase of right to acquire Triton Global Communications Inc.      (1,159,449)
-----------------------------------------------------------------------------------
                                                                        (1,253,383)
-----------------------------------------------------------------------------------
Increase in cash and cash position, end of period                      $      --
===================================================================================


See accompanying notes to financial statements.

TRITON GLOBAL BUSINESS SERVICES INC.
Notes to Financial Statements

Period ended July 31, 2002
(U.S. dollars)
-------------------------------------------------------------------------------


1.    DESCRIPTION OF BUSINESS:

      The company was incorporated in Canada on May 28, 2002, and operates as a holding company for the purposes of investing in Triton Global Communications Inc. Although Triton Global Business Services Inc. (the "Company") is headquartered in Canada, the accompanying financial statements are expressed in United States dollars and are in accordance with accounting principles generally accepted in United States of America because subsequent to year end, the Company entered into a transaction with a United States Public Company (note 10). As the Company was incorporated in the current year, comparative figures are not available.


2.    BASIS OF PRESENTATION:

      These financial statements have been prepared on a going concern basis in accordance with United States generally accepted accounting principles. The going concern basis of presentation assumes that Triton Global Business Services Inc. (the "Company") will continue in operation for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. There is significant doubt about the appropriateness of the use of the going concern assumption because the Company has experienced a significant loss and working capital deficiency.

      The company's ability to continue as a going concern is dependent upon management's ability to raise additional financing. Subsequent to year end management has taken actions to reduce operating losses and is in the process of securing additional financing.

      The ability of the Company to continue as a going concern and to realize the carrying value of its assets and discharge its liabilities when due is dependent on the successful completion of the actions taken or planned, which management believes will mitigate the adverse conditions and events which raise doubt about the validity of the "going concern" assumption used in preparing these financial statements. There is no certainty that these and other strategies will be sufficient to permit the Company to continue beyond July 31, 2003.

      The financial statements do not reflect adjustments that would be necessary if the "going concern" assumption were not appropriate. If the "going concern" basis was not appropriate for these financial statements, then adjustments would be necessary in the carrying value of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.


3.    SIGNIFICANT ACCOUNTING POLICIES:

      (a) Use of estimates:

TRITON GLOBAL BUSINESS SERVICES INC.
Notes to Financial Statements (continued)

Period ended July 31, 2002
(U.S. dollars)
-------------------------------------------------------------------------------


                                                       1
           The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      (b) Translation of foreign currency:

           The functional currency of the Company is the Canadian dollar. The financial statements are reported in United States dollars and are translated to United States dollars at the exchange rates in effect at the balance sheet date for assets and liabilities and at average rates for the period for revenues and expenses. Resulting exchange differences are accumulated as a component of comprehensive income
           (loss). The consideration for the right to purchase Triton Global Communications Inc. and the share prices were originally stated in United States dollars. These amounts were converted to the functional currency at the date of the transactions.

      (c) Comprehensive income:

           Statement of Financial Accounting Standards No. 130, "REPORTING COMPREHENSIVE INCOME", (SFAS 130), requires that total comprehensive income be reported in the financial statements.

      (d) Investment in Triton Global Communications Inc. ("TGCI"):

           The Company has the right to purchase TGCI and this right is valued at the lower of cost and market.


4.    ADVANCES RECEIVABLE:

      Included in this amount are accounts receivable from TGCI, a Company acquired subsequent to year end, (note 10) of $25,002, and from Guy Fietz, a shareholder of TGCI, of $68,932. Amounts bear interest at 10% per annum and are due on demand.


5.    INVESTMENT IN TRITON GLOBAL COMMUNICATIONS INC.:

      On May 29, 2002, the Company entered into an agreement with Wayside Solutions Inc. (Wayside) whereby Wayside assigned its right to purchase TGCI to the Company for total consideration of $1,125,000.

TRITON GLOBAL BUSINESS SERVICES INC.
Notes to Financial Statements (continued)

Period ended July 31, 2002
(U.S. dollars)
--------------------------------------------------------------------------------



      Subsequent to the acquisition described in note 10, TGCI reported significant operating losses and doubt exists as to its ability to continue as a going concern. As a result it was determined that the value of the right to purchase this company and related costs are not supportable and therefore a provision has been recorded against the carrying value of this investment.


6.    DUE TO WAYSIDE SOLUTIONS INC.:

      Amounts due to Wayside Solutions Inc., a company owned in part by the President of the Company, bear interest at 10% per annum and are due on demand.


7.    ADVANCES FROM INVESTORS:

      The Company has received $313,993 from investors for the purchase of 212,400 common shares. The Company is in the process of finalizing the issue of the related share capital.


8.    SHARE CAPITAL:

===============================================================================
                                                         Number         2002
                                        Share Price     of Shares      Amount
-------------------------------------------------------------------------------

      Balance, beginning of period       $   -                -
        $                                    -
      Issue of common shares for cash      0.01        5,305,000       53,050
      Issue of common shares for cash      1.50          377,755      559,548

      Costs for issuance of shares          -                -         (3,596)

-------------------------------------------------------------------------------
      Balance, end of period                           5,682,755  $   609,002
===============================================================================


9.    FINANCIAL INSTRUMENTS:

      The Company's financial instruments consist of advances receivable, due to Wayside Solutions Inc. and advances from investors. The carrying value of these financial instruments approximate their fair value due to the immediate or short term maturity of these financial instruments.


10.   SUBSEQUENT EVENTS:

TRITON GLOBAL BUSINESS SERVICES INC.
Notes to Financial Statements (continued)

Period ended July 31, 2002
(U.S. dollars)
-------------------------------------------------------------------------------

      On October 22, 2002, the Company exercised its right to purchase Triton Global Communications Inc. for a purchase price of $1,650,000 consisting of a note payable of $401,250 and 2,775,000 shares issued at $0.45 per share. The Company then entered into a three year management agreement with Guy Fietz to act as the Chief Executive Officer.

      On November 4, 2002, BSD Software, Inc. acquired approximately 90% of the Company in a reverse take-over transaction whereby the shareholders of the Company became the controlling shareholders of BSD Software, Inc. BSD Software, Inc. is a U.S. Public Company whose shares are traded on the OTC:BB exchange. The Company incurred costs of approximately $308,479 related to this transaction.

      Up to April 30, 2003, the Company borrowed $983,847 from Wayside Solutions Inc. and then subsequently loaned these funds to Triton Global Communications Inc. These amounts bear interest at 10% per annum and are due on demand. In conjunction with these transactions, the Company entered into general security agreements with Wayside Solutions Inc. and Triton Global Communications Inc.

                                 ATTACHMENT 7(B)

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 OF BSD SOFTWARE

BSD SOFTWARE, INC.
PROFORMA CONSOLIDATED INTERIM BALANCE SHEET

OCTOBER 31, 2002



----------------------------------------------------------------------------------------------------------
(U.S. dollars)
----------------------------------------------------------------------------------------------------------
ASSETS

Current assets:
  Cash                                                                                  $        168,501
  Short term investment                                                                           54,579
  Accounts receivable                                                                            691,596
  Income taxes recoverable                                                                        28,398
  Prepaid expenses                                                                                61,450
----------------------------------------------------------------------------------------------------------
                                                                                               1,004,524
Property, plant and equipment                                                                  1,171,081
----------------------------------------------------------------------------------------------------------
                                                                                        $      2,175,605
----------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:

  Accounts payable                                                                      $      1,710,556
  Due to shareholder                                                                             747,299
  Agreements payable                                                                             875,648
  Note payable                                                                                   454,812
----------------------------------------------------------------------------------------------------------
                                                                                               3,788,315

Stockholders' deficiency:
  Share capital:
     Authorized:
        Preferred  stock  5,000,000  shares  at $ .001 par  value  Common  stock
        50,000,000 shares at $ .001 par value
     Issued and outstanding:
         30,123,251 common shares                                                                 30,123
     Additional paid in capital                                                                1,811,449
Deficit                                                                                       (3,431,804)
Accumulated other comprehensive income (loss)                                                    (22,478)
==========================================================================================================
                                                                                              (1,612,710)
==========================================================================================================
                                                                                         $     2,175,605
==========================================================================================================


Notes:

1.       Basis of presentation

This proforma consolidated interim balance sheet consolidates the accounts of BSD Software, Inc., Triton Global Business Services Inc. and Triton Global Communications Inc. to show the proforma effects as if the share exchange transaction between BSD Software, Inc. and Triton Global Business Services Inc. had occurred on October 31, 2002.

The Company entered into a Share Exchange Agreement (the "Agreement") dated October 23, 2002 with Triton Global Business Services, Inc. ("TGBSI") and four stockholders of TGBSI, who owned approximately 90% of the issued and outstanding shares (the "TGBSI Shareholders"). TGBSI is the sole shareholder of Triton Global Communications Inc. ("TGCI"), which is a provider of billings, clearing house and information management services to the telecommunications industry. Pursuant to the Agreement, on November 4, 2002, the TGBSI Shareholders exchanged their shares for an aggregate of 26,613,891 common shares of the Company at a par value $0.001 per share. In addition, an aggregate of 1,615,760 common shares were issued for nominal consideration to certain persons, principally shareholders of the Company, who owned shares of the Company prior to the share exchange. As a result of these transactions, TGBSI became a majority-owned subsidiary of the Company and the TGBSI Shareholders became the holders of 88.3% of the 30,123,251 common shares of the Company.

The holders of the remaining 10% of TGBSI common shares will be offered the opportunity to exchange their shares for up to an additional 2,470,349 common shares of the Company. As a result, after such additional exchange a total of 32,593,600 common shares will be issued and outstanding, of which 29,084,240 shares will have been issued to the former shareholders of TGBSI and the former shareholders of TGBSI will own 89.2% of the issued and outstanding common shares. In connection with the contemplated additional exchange of shares, the four majority shareholders of TGBSI have agreed to return to the Company for cancellation, on a pro rata basis, that number of common shares as may be necessary such that when all shares of TGBSI are exchanged, the total number of common shares outstanding shall equal 32,593,600 shares plus any issuances of common shares after November 4, 2002.

As the TGBSI Shareholders ultimately control BSD Software, Inc. ("BSD"), TGBSI has been designated as the acquiror in the transaction.

The fair value of the assets and liabilities acquired are as follows:


Investments and marketable securities                                                 $       404
Accounts payable and accrued liabilities                                                   (2,040)
---------------------------------------------------------------------------------------------------------
Working capital deficiency assumed                                                    $    (1,636)
---------------------------------------------------------------------------------------------------------
TGBSI acquired TGCI effective  October 31, 2002. The  acquisition  was accounted for using the purchase method with the results of operations being included from the date of acquisition.

Details of the acquisition are as follows:

Net deficiency acquired:

Current liabilities                                                                   $ 2,655,306
Current assets                                                                         (1,008,743)
Property, plant and equipment                                                          (1,171,081)
---------------------------------------------------------------------------------------------------------
                                                                                          475,482
Consideration paid:

Note payable to Guy Fietz                                                                 401,250
Shares of TGBSI issued                                                                  1,248,750
Acquisition costs                                                                         486,197
---------------------------------------------------------------------------------------------------------
Goodwill upon acquisition of TGCI                                                     $ 2,611,679
---------------------------------------------------------------------------------------------------------


$255,676 of the above acquisition costs are included in accounts payable at the period end.

Although the Company currently owns only 90% of TGBSI, operations have resulted in a loss for the current period and as a result the entire amount of this loss has been reflected in these financial statements and no minority interest has been calculated. Until such time as operations recover the deficiency in minority interest, the full 100% of operating results will be reported with no off-setting minority interest.

Subsequent to the Closing of the share exchange transaction the Company became aware of substantive and continuing losses being experienced by Triton Global Communications Inc. as a result of its entry into the International Operator Services market. Although substantial improvement has been made in reducing the ongoing losses, the Company's negative working capital position leads management to conclude that it would be difficult to support a goodwill value in its accounts.

BSD SOFTWARE, INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2002


--------------------------------------------------------------------------------------------------------
(U.S. dollars)
--------------------------------------------------------------------------------------------------------
Revenue                                                                               $     5,377,218
Cost of goods sold                                                                          4,579,023
--------------------------------------------------------------------------------------------------------
                                                                                              798,195
Expenses:
  Administration                                                                              213,371
  Professional fees                                                                            56,429
  Rent                                                                                         35,564
  Payroll                                                                                     249,739
  Amortization                                                                                 29,171
--------------------------------------------------------------------------------------------------------
                                                                                              584,274
--------------------------------------------------------------------------------------------------------
Net income before income taxes                                                                213,921
Income taxes                                                                                   62,343
--------------------------------------------------------------------------------------------------------
Net income                                                                                    151,578
--------------------------------------------------------------------------------------------------------
Proforma weighted average shares outstanding                                               30,123,251
--------------------------------------------------------------------------------------------------------
Proforma basic and fully diluted earnings per share                                    $          .01
--------------------------------------------------------------------------------------------------------


NOTE 1.           BASIS OF PRESENTATION

This proforma consolidated statement of operations consolidates the accounts of BSD Software, Inc., Triton Global Business Services Inc. and Triton Global Communications Inc. to show the proforma effects as if the share exchange transaction between BSD Software, Inc. and Triton Global Business Services Inc. had occurred on August 1, 2001.

The Company entered into a Share Exchange Agreement (the "Agreement") dated October 23, 2002 with Triton Global Business Services, Inc. ("TGBSI") and four stockholders of TGBSI, who owned approximately 90% of the issued and outstanding shares (the "TGBSI Shareholders"). TGBSI is the sole shareholder of Triton Global Communications Inc. ("TGCI"), which is a provider of billings, clearing house and information management services to the telecommunications industry. Pursuant to the Agreement, on November 4, 2002, the TGBSI Shareholders exchanged their shares for an aggregate of 26,613,891 common shares of the Company at a par value $0.001 per share. In addition, an aggregate of 1,615,760 common shares were issued for nominal consideration to certain persons, principally shareholders of the Company, who owned shares of the Company prior to the share exchange. As a result of these transactions, TGBSI became a majority-owned subsidiary of the Company and the TGBSI Shareholders became the holders of 88.3% of the 30,123,251 common shares of the Company.

The holders of the remaining 10% of TGBSI common shares will be offered the opportunity to exchange their shares for up to an additional 2,470,349 common shares of the Company. As a result, after such additional exchange a total of 32,593,600 common shares will be issued and outstanding, of which 29,084,240 shares will have been issued to the former shareholders of TGBSI and the former shareholders of TGBSI will own 89.2% of the issued and outstanding common shares. In connection with the contemplated additional exchange of shares, the four majority shareholders of TGBSI have agreed to return to the Company for cancellation, on a pro rata basis, that number of common shares as may be necessary such that when all shares of TGBSI are exchanged, the total number of common shares outstanding shall equal 32,593,600 shares plus any issuances of common shares after November 4, 2002.

As the TGBSI Shareholders ultimately control BSD Software, Inc. ("BSD"), TGBSI has been designated as the acquiror in the transaction.

The fair value of the assets and liabilities acquired would have been as follows:

Investments and marketable securities         $      13,120
Accounts payable and accrued liabilities             (2,040)
-----------------------------------------------------------------------------
Working capital assumed                            $ 11,080
-----------------------------------------------------------------------------

If TGBSI had acquired TGCI effective August 1, 2001 the acquisition would be accounted for using the purchase method with the results of operations being included from the date of acquisition.

Details of the acquisition would have been as follows:

Net deficiency acquired:

Current liabilities                                       $    323,864
Current assets                                                (280,186)
Property, plant and equipment                                  (16,822)
-----------------------------------------------------------------------------
                                                                26,858
Consideration paid:

Note payable to Guy Fietz                                      401,250
Shares of TGBSI issued                                       1,248,750
Acquisition of right to purchase                             1,125,000
Acquisition costs                                              486,197
-----------------------------------------------------------------------------
Goodwill upon acquisition of TGCI                          $ 3,288,055
-----------------------------------------------------------------------------


$255,676 of the above acquisition costs are included in accounts payable at the period end. Subsequent to the acquisition the entire amount of goodwill has been written off and charged to operations.





NOTE 2.           ASSUMPTIONS

     a) As Triton Global Business Services Inc. had no operations during this period the only costs would relate to incorporation costs.

     b) BSD Software, Inc. was also inactive during the year ended July 31, 2002 except for administration costs of $ 12,716.

     c)   Interest of $ 40,125  would have been  payable on the 10% note payable
          to  Guy  Fietz   related   to  the   acquisition   of  Triton   Global
          Communications Inc. by Triton Global Business Services Inc.

BSD SOFTWARE, INC.
PROFORMA CONSOLIDATED INTERIM STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED OCTOBER 31, 2002


---------------------------------------------------------------------------------------------------------
(U.S. dollars)
---------------------------------------------------------------------------------------------------------

Revenue                                                                               $     1,449,489

Cost of goods sold                                                                          1,613,695
---------------------------------------------------------------------------------------------------------
                                                                                             (164,206)
Expenses:

  Administration                                                                              125,181
  Professional fees                                                                            52,131
  Rent                                                                                         19,168
  Payroll                                                                                     256,281
  Amortization                                                                                 21,007
---------------------------------------------------------------------------------------------------------
                                                                                              473,768
---------------------------------------------------------------------------------------------------------
Net loss before the following                                                                (637,974)

Reduction in carrying value of goodwill                                                     2,181,399
---------------------------------------------------------------------------------------------------------
Net loss before income tax recovery                                                        (2,819,373)

Income taxes (recovery)                                                                       (90,929)
---------------------------------------------------------------------------------------------------------
Net loss                                                                                   (2,728,444)
---------------------------------------------------------------------------------------------------------

Proforma weighted average shares outstanding                                               30,123,251
---------------------------------------------------------------------------------------------------------

Proforma basic and fully diluted loss per share                                        $         (.09)
---------------------------------------------------------------------------------------------------------


NOTE 1. BASIS OF PRESENTATION

This proforma consolidated interim statement of operations consolidates the accounts of BSD Software, Inc., Triton Global Business Services Inc. and Triton Global Communications Inc. to show the proforma effects as if the share exchange transaction between BSD Software, Inc. and Triton Global Business Services Inc. had occurred on August 1, 2002.

The Company entered into a Share Exchange Agreement (the "Agreement") dated October 23, 2002 with Triton Global Business Services, Inc. ("TGBSI") and four stockholders of TGBSI, who owned approximately 90% of the issued and outstanding shares (the "TGBSI Shareholders"). TGBSI is the sole shareholder of Triton Global Communications Inc. ("TGCI"), which is a provider of billings, clearing house and information management services to the telecommunications industry. Pursuant to the Agreement, on November 4, 2002, the TGBSI Shareholders exchanged their shares for an aggregate of 26,613,891 common shares of the Company at a par value $0.001 per share. In addition, an aggregate of 1,615,760 common shares were issued for nominal consideration to certain persons, principally shareholders of the Company, who owned shares of the Company prior to the share exchange. As a result of these transactions, TGBSI became a majority-owned subsidiary of the Company and the TGBSI Shareholders became the holders of 88.3% of the 30,123,251 common shares of the Company.

The holders of the remaining 10% of TGBSI common shares will be offered the opportunity to exchange their shares for up to an additional 2,470,349 common shares of the Company. As a result, after such additional exchange a total of 32,593,600 common shares will be issued and outstanding, of which 29,084,240 shares will have been issued to the former shareholders of TGBSI and the former shareholders of TGBSI will own 89.2% of the issued and outstanding common shares. In connection with the contemplated additional exchange of shares, the four majority shareholders of TGBSI have agreed to return to the Company for cancellation, on a pro rata basis, that number of common shares as may be necessary such that when all shares of TGBSI are exchanged, the total number of common shares outstanding shall equal 32,593,600 shares plus any issuances of common shares after November 4, 2002.

As the TGBSI Shareholders ultimately control BSD Software, Inc. ("BSD"), TGBSI has been designated as the acquiror in the transaction.

The fair value of the assets and liabilities acquired are as follows:

Investments and marketable securities                                                  $      404
Accounts payable and accrued liabilities                                                   (2,040)
--------------------------------------------------------------------------------------------------
Working capital deficiency assumed                                                     $   (1,636)
--------------------------------------------------------------------------------------------------
If TGBSI had acquired TGCI  effective  August 1, 2002 the  acquisition  would be accounted  for using the purchase  method with the results of  operations  being included from the date of acquisition.

Details of the acquisition would be as follows:

Net deficiency acquired:

Current liabilities                                                                    $1,236,798
Current assets                                                                           (842,707)
Property, plant and equipment                                                            (439,233)
--------------------------------------------------------------------------------------------------
                                                                                           45,142
Consideration paid:

Note payable to Guy Fietz                                                                 401,250
Shares of TGBSI issued                                                                  1,248,750
Acquisition costs                                                                         486,197
--------------------------------------------------------------------------------------------------
Goodwill upon acquisition of TGCI                                                     $ 2,181,399
--------------------------------------------------------------------------------------------------


Although the Company currently owns only 90% of TGBSI, operations have resulted in a loss for the current period and as a result the entire amount of this loss has been reflected in these financial statements and no minority interest has been calculated.

NOTE 2.           REDUCTION IN CARRYING VALUE OF GOODWILL


Subsequent to the Closing of the share exchange transaction the Company became aware of substantive and continuing losses being experienced by Triton Global Communications Inc. as a result of its entry into the International Operator Services market. Although substantial improvement has been made in reducing the ongoing losses, the Company's negative working capital position leads management to conclude that it would be difficult to support a goodwill value in its accounts and therefore the entire amount of goodwill has been allowed for.

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